UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 21, 2010
Date of Report (Date of earliest event reported)

 STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20110 Ashbrook Place, Suite 130
Ashburn, VA 20147
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud, Inc.’s (the “Company”) beliefs, expectations, intentions or strategies for the future, may be forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, the Company’s ability to obtain financing in the short term; general business conditions and the amount of growth in the computer industry and the general economy; competitive factors; ability to attract and retain key sales and management personnel; the price of the Company’s stock; and the risks and other factors set forth from time to time in the reports the Company files with the Securities and Exchange Commission (the “SEC”).  The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported on the Company’s Current Report on Form 8-K dated July 9, 2010 (the “July 2010 8-K”), on July 2, 2010, the Company filed Articles of Amendment to the Certificate of Incorporation of the Company (the “July 2, 2010 Articles of Amendment”) with the Corporation Commission of the Commonwealth of Virginia setting forth, among other things, the designation, preferences, dividends, voting rights and other special rights of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”).  A copy of the July 2, 2010 Articles of Amendment was filed as Exhibit 3.2 to the July 2010 8-K and is incorporated herein by reference.

The July 2, 2010 Articles of Amendment provide that the Company shall pay quarterly dividends to the holders of Series A Preferred Stock out of funds legally available for that purpose.  The July 2, 2010 Articles of Amendment also provide that all due and unpaid dividends must be paid to the holders of the Series A Preferred Stock before any dividends may be paid with respect the Company’s common stock.

The Company’s Board of Directors (the “Board”) determined, at a meeting held on September 10, 2010, that there was potential ambiguity in the language of the July 2, 2010 Articles of Amendment regarding the payment of preferred dividends to the holders of the Series A Preferred Stock, such that the preferred dividends could be construed as “non-cumulative,” meaning that if the Company did not pay a preferred dividend with respect to any quarter, that preferred dividend would not accrue but would rather be lost.  This reading would be inconsistent with the intent of the Company and the holders of the Series A Preferred Stock at the time the July 2, 2010 Articles of Amendment were filed, other portions of the July 2, 2010 Articles of Amendment and with the terms of the transaction documents pursuant to which the Company issued the Series A Preferred Stock.  The Board determined that the July 2, 2010 Articles of Amendment should be amended to clearly state that such preferred dividends are “cumulative,” with unpaid preferred dividends for any quarter accruing and remaining due and owing to the holders of the Series A Preferred Stock.

Accordingly, at that meeting, the Board approved amended and restated Articles of Amendment (the “New Articles of Amendment”), which, when filed, would supersede and replace the July 2, 2010 Articles of Amendment.  Messrs. Merlau and Murchie recused themselves from consideration of, and voting on, the New Articles of Amendment owing to their positions as principals of Clipper Investors LLC (“Clipper”) and Caledonia Capital Corporation (“Caledonia”), respectively, the holders of the Series A Preferred Stock.  Shareholder approval of the New Articles of Amendment is not required.

The Company filed the New Articles of Amendment with the Corporation Commission of the Commonwealth of Virginia, which declared them effective as of September 21, 2010.  A copy of the New Articles of Amendment as filed are attached hereto as an exhibit.

For the reasons outlined above, the Company believes that the New Articles of Amendment effect a mere clarification and do not materially change the terms of the July 2, 2010 Articles of Amendment.

The foregoing discussion is qualified in its entirety by reference to the definitive New Articles of Amendment, a copy of which is attached as an exhibit to this Current Report.

Section 8 - Other Events

Item 8.01 Other Events.

As previously reported in the July 2010 8-K, on July 2, 2010, the Company completed the closing of an exchange of shares of the Company’s common stock held by Caledonia for shares of Series A Preferred Stock and the modification of secured indebtedness owed by the Company to Caledonia, as more fully described therein as the “Caledonia Transactions.”

In connection with the Caledonia Transactions, the Company entered into an Exchange Agreement (the “Caledonia Exchange Agreement”) with Caledonia pursuant to which Caledonia and the Company agreed that (a) Caledonia would exchange 2,500,000 Common Shares for 90,000 Series A Preferred Stock.  The Company also delivered to Caledonia a Consolidated, Amended and Restated Promissory Note in the principal amount of $570,000 (the “New Caledonia Note”) in replacement of certain then-outstanding notes evidencing indebtedness to Caledonia.

The Company has determined that the Caledonia Exchange Agreement and the New Caledonia Note, copies of which were attached to the July 2010 8-K as exhibits, contain a minor deviation from the parties’ intent and business agreement, as follows:

The New Caledonia Note and the Caledonia Exchange Agreement characterized the $570,000 principal balance of the New Caledonia Note as being composed of the following:

(a) $500,000 representing the unpaid balances of the Old Caledonia Notes (as defined in the July 2010 8-K) being refinanced with the New Caledonia Note, and

(b) $70,000, as a note modification fee.

The correct characterization of the $570,000 principal balance of the New Caledonia Note is instead as follows:

(a) $450,000 representing the unpaid balances of the Old Caledonia Notes being refinanced with the New Caledonia Note,

(b) $50,000, as a note modification fee, and

(c) $70,000, as partial consideration for the Company’s Common Stock exchanged by Caledonia in connection with the Caledonia Transaction.

In order to correct the affected Caledonia Transaction documents, the Company and Caledonia agreed to amend, restate and replace (a) the New Caledonia Note with a certain Second Consolidated, Amended and Restated Promissory Note dated as of September 10, 2010 but effective for all purposes as of July 2, 2010 (the “Replacement New Caledonia Note”) and (b) the Caledonia Exchange Agreement with a certain First Amended and Restated Exchange Agreement dated as of September 10, 2010 but effective for all purposes as of July 2, 2010 (the “Replacement Caledonia Exchange Agreement”).  Copies of the Replacement New Caledonia Note and the Replacement Caledonia Exchange Agreement are attached hereto as exhibits.

The Replacement New Caledonia Note and the Replacement Caledonia Exchange Agreement do not alter the terms of the Caledonia Transaction in any material respect and have no material economic effect on the Company.

The foregoing discussion is qualified in its entirety by reference to the definitive amended and restated documents, copies of which are attached as exhibits to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1
Articles of Incorporation of SteelCloud, Inc., dated February 25, 1998, and effective as of February 26, 1998. (Filed as Exhibit 3.1 to the Company's Registration Statement on Form S-1, Amendment No. 1, dated April 23, 1998 (File No. 333-47631) and hereby incorporated by reference).

3.2
Articles of Amendment to the Certificate of Incorporation of SteelCloud, Inc. dated July 1, 2010 and effective September 21, 2010 (Filed as Exhibit 3.2 to the Company's Current Report on Form 8-K, dated July 2, 2010 and hereby incorporated by reference).

3.3	Articles of Amendment to the Certificate of Incorporation of SteelCloud, Inc. dated September 10, 2010 and effective September 21, 2010.
10.1
Exchange Agreement, dated July 2, 2010, by and between SteelCloud, Inc. and Caledonia Capital Corporation (Filed as Exhibit 10.8 to the Company's Current Report on Form 8-K, dated July 2, 2010 and hereby incorporated by reference).

10.2
Consolidated, Amended and Restated Promissory Note, dated July 2, 2010, by SteelCloud, Inc. payable to Caledonia Capital Corporation (Filed as Exhibit 10.10 to the Company's Current Report on Form 8-K, dated July 2, 2010 and hereby incorporated by reference).

10.3	First Amended and Restated Exchange Agreement, dated September 10, 2010 but effective as of July 2, 2010, by and between SteelCloud, Inc. and Caledonia Capital Corporation
10.4	Second Consolidated, Amended and Restated Promissory Note, dated September 10, 2010 but effective as of July 2, 2010, by SteelCloud, Inc. payable to Caledonia Capital Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELCLOUD, INC.
Date: September 27, 2010
By: /s/ Brian H. Hajost
Name: Brian H. Hajost
Title: President and Chief Executive Officer